EXHIBIT 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT

Reference is made to the Amended and Restated License Agreement dated January 13, 2015 between Tapestry, Inc. (“Licensor”) and Movado Group, Inc. and Swissam Products Limited (collectively “Licensee”), and to the First Amendment dated January 6, 2020 (collectively, the “License Agreement”). This second amendment to the License Agreement (the “Second Amendment”) is effective as of the earliest date that each of the Parties has executed this Second Amendment (the “Second Amendment Effective Date”). The term “Parties” collectively refers to Licensor and Licensee.

Except as otherwise defined, all capitalized terms used in this Second Amendment have the meaning ascribed to them in the License Agreement. From and after the Second Amendment Effective date, references in the License Agreement and this Second Amendment refer to the License Agreement as modified by the terms of this Second Amendment, unless otherwise specified.

WHEREAS, the Parties desire to amend the terms of the License Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1.	Defined Terms. From and after the Second Amendment Effective Date, Section 1.7 of the License Agreement is deleted in its entirety and replaced with the following:

1.7     “Licensor Price” shall mean, subject to Section 8.2: (1) [***] percent ([***]%) of Licensee’s suggested U.S. retail price for Licensed Products not made exclusively for sale in factory outlet stores, and (2) [***] percent ([***]%) of the target price mutually agreed upon by Licensor and Licensee for Licensed Products made exclusively for sale in factory outlet stores. The Parties shall review and agree upon the target prices for Licensed Products made exclusively for sale in factory outlet stores seasonally in connection with each development schedule. [***]

2.	Sales Targets and Minimums. From and after the Second Amendment Effective Date, Section 0.1 is amended to incorporate the following Terms:

10.1     The Parties have established the following minimums pertaining to Licensee’s sales of Licensed Products to Non-Licensor Channels:

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Contract Year	Minimum Non-Licensor Channel Sales
FY 2021	$[***]
FY 2022	$[***]
FY 2023	$[***]
FY 2024	$[***]
FY 2025	$[***]

3.	Term and Termination. From and after the Second Amendment Effective Date, Section 14.3(h) of the License Agreement is deleted in its entirety and replaced with the following:

14.3(h)(1)      Intentionally Omitted.

14.3(h)(2)      Intentionally Omitted.

14.3(h)(3)     If in any [***] Contract Years Licensee’s sales of Licensed Merchandise to Non-Licensor Channels fails to equal or exceed [***]% of Licensee’s Minimum Non-Licensor Channel Sales set forth in Section 10.1 as amended. Notwithstanding the foregoing, provided that Licensee satisfies its obligations pursuant to Section 11.5 of the Agreement to pay Licensor the full amount of minimum royalties due in any Contract Year, Licensee’s failure to satisfy its obligations under this Section 14(3)(h)(3) with respect to Non-Licensor Channel Sales shall not be considered an event of default.

4.	Except as expressly modified by this Second Amendment, all terms and conditions of the License Agreement are incorporated by reference and remain in full force and effect.

5.	This Second Amendment may be executed in electronic counterparts, each of which is deemed to be an executed original even if all signatures do not appear on the same counterpart. The Parties may sign and deliver this Second Amendment via electronic transmission (via DocuSign or PDF), and agree that delivery by DocuSign/PDF is as legally binding as if physically signed in writing and has, for all purposes, the same force and effect as delivery of original signatures. No certification or authority or other third party verification is necessary to validate an electronic signature; however, at the request of any party, the Parties will confirm such electronic transmission by signing a duplicate original document.

6.	This Second Amendment is governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the State of New York, without regard to conflicts of law principles.

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7.	In the event one or more provisions of this Second Amendment is held invalid, illegal, or unenforceable by any court of competent jurisdiction, such holding shall not affect any other provisions of this Second Amendment, which shall be construed as if such invalid, illegal, or unenforceable provision had not been included.

(Signature page to follow)

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IN WITNESS WHEREOF, the Parties have caused their respective duly authorized officers to execute this Second Amendment as of the dates set forth below.

TAPESTRY, INC.		MOVADO GROUP, INC.

By:	/s/ Todd Kahn	By:	/s/ Mitchell Sussis

Print:	Todd Kahn	Print:	Mitchell Sussis

Title:	CEO and Brand President, Coach	Title:	Senior VP

Date:	August 25, 2021	Date:	August 24, 2021

SWISSAM PRODUCTS LIMITED

By:	/s/ Mitchell Sussis

Print:	Mitchell Sussis

Title:	Director

Date:	August 24, 2021

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